                        MORGAN STANLEY ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                                William G. Morton, Jr.
CHAIRMAN OF THE BOARD                          DIRECTOR
OF DIRECTORS

Michael F. Klein                               Stefanie V. Chang
PRESIDENT AND DIRECTOR                         VICE PRESIDENT

Peter J. Chase                                 Harold J. Schaaff, Jr.
DIRECTOR                                       VICE PRESIDENT

John W. Croghan                                Joseph P. Stadler
DIRECTOR                                       VICE PRESIDENT

David B. Gill                                  Valerie Y. Lewis
DIRECTOR                                       SECRETARY

Graham E. Jones                                Joanna M. Haigney
DIRECTOR                                       TREASURER

John A. Levin                                  Belinda A. Brady
DIRECTOR                                       ASSISTANT TREASURER
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

--------------------------------------------------------------------------------

                                    MORGAN STANLEY
                                     ASIA-PACIFIC
                                      FUND, INC.

--------------------------------------------------------------------------------

                                 FIRST QUARTER REPORT
                                    MARCH 31, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the three months ended March 31, 1998, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 1.60% compared to its benchmark (as defined below) of 3.92%. For the one year period ended March 31, 1998 and the period since the Fund's commencement of operations on August 2, 1994 through March 31, 1998, the Fund's total return, based on net asset value per share, was -23.26% and -25.29%, respectively, compared with -17.90% and -34.00%, respectively, for the benchmark. (The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices, Japan, and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalization of these indices at the beginning of each month). On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7 5/8 representing a 14.4% discount to the net asset value per share.

JAPAN REVIEW

During the first quarter of 1998, two important bank rescue bills were passed by the Japanese Congress to stem a rising "Japanese Premium" resulting from a surging sea of non-performing loans. Unfortunately, this rescue package prompted little real change; all banks applied for the exact same amount - 100 billion yen - regardless of the magnitude of their non-performing loans! Most investors were disappointed with the lack of initiative over true disclosure by these banks because they did not apply for the actual required amount based on their own loan distressed portfolios. To most investors this event became a metaphor for faith in bank disclosure of non-performing loans. In addition, members of Japan's elite Ministry of Finance and Bank of Japan were arrested for accepting bribes and excessive entertainment. Both the Finance Minister Mr. Mitsuzuka and Governor of the Bank of Japan Mr. Matsushita resigned. More doubt regarding Japan's leading financial institutions and their trustworthiness because of these scandals surfaced both domestically and internationally.

Almost all economic indicators such as consumption, housing starts, and auto sales also dropped sharply during the first quarter. The effects of 1997's Asia crisis began to hamper domestic production cycles with growing inventory levels and clear deflationary trends taking hold. Additionally, Japanese banks became desperate to meet BIS ratios by fiscal year end, and lending activity, particularly to smaller companies, was dramatically curtailed which in turn further weakened an already ailing economy.

Japan's GDP for the fourth quarter of 1997, released in early 1998, was -0.7% (annualized) confirming the eroding economic environment. Furthermore, the Band of Japan's quarterly "Tankan" survey of corporate business sentiment was down 20 points since the previous quarter's report to -31 and personal bankruptcy rates also registered the highest reading on record with Japan's economy entering a recession. Unemployment hit an all-time high of 3.6% in March.

Under such bleak domestic conditions and with Asia in turmoil the G7 meeting held in London in February was critical towards Japan and strongly worded messages were sent to stimulate the domestic economy and recognize that a crisis was looming. However, Japan and, in particular, Mr. Hashimoto, are trapped in a "catch 22"; committed to balance Japan's budget and mounting deficit by 2003, he is left with little choice but to adopt a more liberal fiscal policy. This conundrum is a major problem. For example, while Japan announced a 16 trillion yen economic stimulus package in late March, details are yet unclear and investors lack faith in the proposed package because it is still being debated almost daily.

With Japan's economy becoming bleaker by the day, and obvious lack of political will, the 10-year Japanese Government Bond yield traded below 1.5% during the quarter. Because of a strong overseas equity market, particularly in Europe and the U.S., investors are reluctant to buy Japan.

Japanese companies also began to lower earnings estimates, although the Fund's largest holding, Sony, announced an all-time record in earnings per share during the quarter. Despite a gloomy economic background and poor earnings outlook for most companies, the equity market bounced during the first quarter on the back of jawboning by authorities to prop falling equity prices before fiscal year end. This technical "hope" rally was led by construction, air transport, steel, paper and other low priced poor quality companies. Highly speculative stocks such as Nippon Dry Chemical miraculously rose from 400 to 1,600 in 2 months setting the tone for the quality of the rise in the market during the quarter. The Fund does not hold the above sectors and relative performance for the quarter was therefore negative.

During the second quarter of 1998 we expect to see concrete details for the 16 trillion stimulus package before the U.K. summit meeting in May. While we are not con-vinced the final package will contain permanent tax cuts and 8 trillion of "real" new money, we are hopeful that supply side measures will also be included. Besides the mounting pressure from G7 to stimulate the economy, recent Lower House elections in Tokyo and Nagasaki had very low voter turnout (38% compared to 55-60% in recent years) and clearly a "no vote" lack of confidence must be ringing in Prime Minister Hashimoto's ears. Over the last several years, stimulus packages have largely focused on public works - roads to nowhere, bridges to isolated islands and otherwise wasteful use of deficit spending. We believe that the market expects productive spending including amending the prohibitive Japanese tax system and additional deregulation to stimulate domestic demand.

In our opinion, a "V" shaped recovery is unlikely to occur in the Japanese economy despite fiscal stimulus and that the conservative attitude of consumers will not magically change overnight. Capital expenditure which has already been dropping off sharply is also expected to be reduced 46% because of Japan's credit crunch and a stagnate Asian economy and oversupply. Therefore, we believe that Japan's equity market will be in a trading range and the Fund will continue to be overweight in globally competitive Japanese companies with good valuation and fundamentals. In particular, the most recent rally in domestic issues has allowed blue-chips to correct and they are expected to provide superior relative returns during the coming months.

On a micro basis there are signs of positive change in Japan; SEIYU has divested Family Mart holdings to C.Itoh, some companies began focusing on return on equity, a record number of companies have announced share buy-backs and leading companies are providing option related incentive schemes to their employees. Typical of Japan, however, corporate Japan is "making haste slowly" and the local economy remains an enigma within a highly globalized world economy.

ASIA EXCLUDING JAPAN

The devastating slide which haunted the Asian markets in the second half of 1997 was finally reversed in the first quarter of 1998, with the regional MSCI All-Country Asia-Pacific Free ex-Japan Index climbing 9.8% in the quarter. Although this gain pushed the Index to 318.1, it is strong evidence of the size of the Asian collapse; the Index is at the same level which it traded at almost five years ago in the second quarter of 1993.

The region wide index masked a vast disparity between the performance of individual markets. Four of the nine countries covered by the MSCI All-Country Asia-Pacific Free ex-Japan Index rose by over 30%, led by Korea (+59.1%) and Thailand (+43.4%), two of the worst performing markets over the last two years. Malaysia (+33.9%) and the Philippines (+34.9%) also demonstrated strong performances. Indonesia by contrast actually fell 11.2%, while Hong Kong and Singapore managed minor positive returns of 1.0% and 2.1%, respectively.

Although many of the problems which triggered the Asian financial crisis still abound, it appears that both the equity and currency markets have stabilized.
In Thailand, Korea and the Philippines, announcements of IMF agreements are finally being followed, albeit with varying levels of concrete action. This has lent considerable strength to markets throughout the region. Sharp appreciations in many of the regional currencies, most notably the baht, whose depreciation triggered the crisis, has renewed the confidence of international investors flooding into Asia.

Despite this strong regional performance, we remain cautious of the markets' ability to continue a rapid rise, at least in the short term. We are especially wary of the banking shares, which dominate many of the exchanges. Much of the bad news regarding corporate bankruptcy is still to emerge, and when combined with the collapse of loan growth, many banks are likely to see their non-performing loans as a percentage of total assets skyrocket. It will be a difficult path to steer for banks throughout the region, and those that do survive will require massive amounts of re-capitalization. The dilutive effects of this exercise will make it very difficult for any regional bank to post strong performance even in the medium term, with solid profits at least 3-4 years away. Property shares are also likely to suffer, with huge oversupply forcing further corrections in property prices.

On a country by country basis, weaknesses in the banking and property sectors will obviously have a negative impact on the Hong Kong market. The maintenance of the Hong Kong dollar peg to the U.S. dollar has buoyed confidence in the Hong Kong government, but the consequent loss of competitiveness versus its neighbors is likely to lead to intense asset deflation as the prices of the world's most expensive property are forced down to reasonable levels. Furthermore, the Chinese economy continues to slow down. Though official figures are sketchy, secondary evidence such as electricity consumption leads to the conclusion that Chinese growth will be far below the targeted 9%. Immense debt problems in the Chinese banking sectors will also retard development, and the net result on Hong Kong as a gateway to the world's biggest market is that it is expected to suffer accordingly. The Fund will concentrate on stocks with a strong and dependable cash flow such as utilities, which should continue to perform as other portions of the economy weaken.

Similarly, our outlook for the Singapore market is generally pessimistic. We are wary of the banking stocks which dominate the exchange, due to their large exposure to other regional economies as well as the lack of transparency which clouds any detailed analysis of the sector. The Fund will concentrate on certain electronics companies which supply international companies in growth areas.

Following their recent gains, the Fund is also likely to rotate out of Korea and Thailand. Both countries enjoyed very positive developments during the first quarter; Korea successfully completed key discussion with its labor unions while Thailand basked in the afterglow of the abolition of its foreign currency controls as well as the increasing powerbase of its new prime minister.
Although these developments are very positive for the economies, the ensuing rapid increases in both the equity and currency markets appear to be over-stretched, and we will look to take profits in order to rotate into other, less successful markets.

One such market is likely to be Indonesia, which has borne the worst of the currency crisis as the rupiah depreciated by as much as 80% from its prevailing level of the year before. Though it continues to play a dangerous game of 'chicken' with the IMF, we feel that in the end the country will have little choice but to implement the key reforms the IMF has demanded. At its lowest levels, the currency appears to have priced in the risk of an ignition of hyperinflation, and a number of solid companies trade at bombed out valuations.

Taiwan also will likely command increased attention from the Fund, though it has been the best performing East Asian market over the year. Huge foreign reserves as well as a stable currency have enabled Taiwan to emerge from the regional crisis relatively intact, and it should continue to enjoy strong growth relative to its neighbors. Its economy has a diversified base of world competitive electronics companies, whose ties with MNCs will continue to allow certain Taiwanese companies to enjoy enviable growth.

Furthermore, the Fund is likely to overweight India which has separated itself from the East Asian conflagration in the minds of most investors. Still in the early stages of development, it has developed few of the economic excesses which cut down the more advanced Asian economies, and there is little rationale for the belief it will fall into a similar trap. The equity market itself has traded sideways for the last four years, while companies have taken substantial charges to restructure their operations. As those efficiency improvements begin to take effect, rapid earnings growth should lead to increased share prices.

On a stock specific basis, the Fund will continue to emphasize stocks of well run companies that are in non-financial businesses and whose management has consistently achieved high returns on equity. Companies with irreplaceable franchises, world competitive technology and/or strong links with multinationals, as well as those which do not require external financing will increasingly trade at a premium to the market as the effect of the Asian financial crisis continues to impact the domestic economies of the Asian region. On a long term basis, these companies will have the capability and the opportunity to reap the eventual rewards of the bombed out Asian markets.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Vinod Sethi

Vinod Sethi
PORTFOLIO MANAGER


/s/ John R. Alkire

John R. Alkire
PORTFOLIO MANAGER

April 1998

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
INVESTMENT SUMMARY AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                                       TOTAL RETURN (%)
                                     ------------------------------------------------------------------------------------
                                          MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (3)
                                     ------------------------       ----------------------       ------------------------
                                                     AVERAGE                       AVERAGE                        AVERAGE
                                     CUMULATIVE       ANNUAL        CUMULATIVE      ANNUAL       CUMULATIVE        ANNUAL
                                     ----------      --------       ----------     -------       ----------      --------
          FISCAL YEAR TO DATE           2.52%             --          1.60%             --           3.92%            --
          ONE YEAR                    -21.53          -21.53%        -23.26         -23.26%        -17.90         -17.90%
          SINCE INCEPTION*            -36.09+         -11.51+        -25.29+         -7.65+        -34.00         -10.73

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[GRAPH]

                                                                                                                       THREE MONTHS
                                                                           YEARS ENDED DECEMBER 31:                        ENDED
                                                                           ------------------------                      MARCH 31,
                                              1994*              1995                 1996                1997             1998
                                           ----------          --------            ----------          ----------      ------------
Net Asset Value Per Share. . .             $ 13.20             $ 14.34             $ 11.95             $  8.77          $  8.91
Market Value Per Share . . . .             $ 12.25             $ 13.33             $  9.75             $  7.44          $  7.63
Premium/(Discount) . . . . . .                -7.2%               -7.0%              -18.4%              -15.2%           -14.4%
Income Dividends . . . . . . .             $  0.04             $  0.05             $  0.61             $  0.02               --
Capital Gains Distributions. .             $  0.01             $  0.02                  --                  --               --
Fund Total Return (2). . . . .               -5.94%               9.24%              -2.87%+            -26.36%            1.60%
Index Total Return (3) . . . .               -5.90%               0.87%              -9.17%             -28.09%            3.92%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.
 *   The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
PORTFOLIO SUMMARY AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS




                                       [CHART]

               Equity Securities                       93.3%
               Short-Term Investments                   6.7%

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

               Banking                                 6.2%
               Beverages & Tobacco                     5.6%
               Chemicals                               5.7%
               Electrical & Electronics               13.2%
               Electronic Components &
                Instruments                            6.3%
               Energy Equipment & Servcies             4.1%
               Health & Personal Care                  4.8%
               Machinery & Engineering                 5.2%
               Telecommunications                      6.2%
               Utilities -- Electrical & Gas           4.1%
               Other                                  38.6%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

               Other                                    8.5%
               Philippines                              1.3%
               Indonesia                                3.1%
               Thailand                                 3.5%
               Pakistan                                 4.0%
               Australia                                4.5%
               Malaysia                                 5.1%
               Singapore                                5.4%
               Hong Kong                                7.9%
               Japan                                   42.9%
               India                                   13.8%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                             PERCENT OF
                                                             NET ASSETS
                                                             -----------
 1.  Bharat Heavy Electricals Ltd. (India)                       4.1%
 2.  Housing Development Finance Corp. Ltd. (India)              3.0
 3.  Lever Brothers (Pakistan)                                   2.2
 4.  Hong Kong Telecommunications Ltd. (Hong Kong)               2.1
 5.  Unilever Indonesia (Indonesia)                              2.0
 6.  CLP Holdings Ltd. (Hong Kong)                               1.9
 7.  Sony Corp. (Japan)                                          1.8
 8.  Container Corp. of India Ltd. (India)                       1.8
 9.  Nintendo Ltd. (Japan)                                       1.8
10.  TDK Corp. (Japan)                                           1.6
                                                                ----
                                                                22.3%
                                                                ----
                                                                ----

* Excludes short-term investments.

INVESTMENTS (UNAUDITED)
MARCH 31, 1998

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
AUSTRALIA (4.5%)
BANKING
   National Australia Bank Ltd.                      636,000      U.S.$  9,049
   Westpac Banking Corp. Ltd.                      1,054,000             7,055
                                                                  ------------
                                                                        16,104
                                                                  ------------
BROADCASTING & PUBLISHING
   News Corp. Ltd.                                   527,600             3,479
                                                                  ------------
REAL ESTATE
   Lend Lease Corp. Ltd.                             109,000             2,538
                                                                  ------------
TELECOMMUNICATIONS
   Telstra Corp. Ltd.                              1,798,000             4,626
                                                                  ------------
TRANSPORTATION -- ROAD & RAIL
   Brambles Industries Ltd.                          104,200             2,168
                                                                  ------------
                                                                        28,915
                                                                  ------------
-------------------------------------------------------------------------------
HONG KONG (7.9%)
BROADCASTING & PUBLISHING
   Television Broadcasts Ltd.                      1,207,000             3,178
                                                                  ------------
MULTI-INDUSTRY
   Hutchison Whampoa Ltd.                            750,200             5,276
                                                                  ------------
REAL ESTATE
   Li & Fung Ltd.                                  1,060,000             1,683
                                                                  ------------
TELECOMMUNICATIONS
   Hong Kong Telecommunications Ltd.               6,617,800            13,665
                                                                  ------------
UTILITIES -- ELECTRICAL & GAS
   CLP Holdings Ltd.                               2,346,000            11,808
   Hong Kong and China Gas Co. Ltd.                4,860,000             8,154
   Hongkong Electric Holdings Ltd.                 1,875,000             6,437
                                                                  ------------
                                                                        26,399
                                                                  ------------
                                                                        50,201
                                                                  ------------
--------------------------------------------------------------------------------
INDIA (13.8%)
APPLIANCES & HOUSEHOLD DURABLES
   Supreme Industries Ltd.                               250                 1
                                                                  ------------
AUTOMOBILES
   Autolite Ltd.                                      61,500                43
   Autopal Industries Ltd.                               100                --@
   Bajaj Auto Ltd.                                       250                 4
   Bajaj Tempo Ltd.                                      707                 4
   Bajaj Tempo Ltd. (Rights)                           1,717                 5
   Bharat Forge Co., Ltd.                                210                --@
   Ceat Ltd.                                          21,600                13
   Escorts Ltd.                                        1,925                 4
   Hero Honda Ltd.                                   263,550             5,829
   MRF Ltd.                                           18,000               916
                                                                  ------------
                                                                         6,818
                                                                  ------------
BANKING
   Industrial Finance Corp. (India) Ltd.               1,800                 2
   State Bank of India Ltd.                        1,174,112             8,262
                                                                  ------------
                                                                         8,264
                                                                  ------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO
   ITC Ltd.                                           46,273       U.S.$   836
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
   Associated Cement Co. Ltd.                            935                35
   Panyam Cements and Mineral Industries Ltd.             15                --@
   Saurashtra Cement & Chemicals Ltd.                     50                --@
                                                                  ------------
                                                                            35
                                                                  ------------
CHEMICALS
   Birla VXL Ltd.                                     23,225                 8
   Gujarat Narmada Valley Fertilizers Ltd. GDR       275,000               550
   Gujarat Narmada Valley Fertilizers Ltd.               324                --@
   Indian Petro Chemical Corp. Ltd.                    1,710                 3
   Jaysynth Dyechem Ltd.                                 400                --@
                                                                  ------------
                                                                           561
                                                                  ------------
CONSTRUCTION & HOUSING
   Alacrity Housing Ltd.                             381,000                43
   Hindustan Construction Ltd.                         2,300                 1
   Hindustan Development Corp. Ltd.                   66,580                18
                                                                  ------------
                                                                            62
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Infosys Technology Ltd.                            44,200             2,045
   Rolta India Ltd.                                  207,900               129
                                                                  ------------
                                                                         2,174
                                                                  ------------
ENERGY EQUIPMENT & SERVICES
   Bharat Heavy Electricals Ltd.                   2,881,000            26,035
                                                                  ------------
ENERGY SOURCES
   Esab India Ltd.                                   346,865             1,023
                                                                  ------------
FINANCIAL SERVICES
   Housing Development
    Finance Corp. Ltd.                               238,282            19,175
   UTI MasterShares Ltd.                             329,330               106
                                                                  ------------
                                                                        19,281
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Smithkline Beecham Consumer Health Care Ltd.      384,600             4,306
                                                                  ------------
HEALTH & PERSONAL CARE
   Sun Pharmaceutical Industries Ltd.                    600                 4
                                                                  ------------
INDUSTRIAL COMPONENTS
   Apollo Tyres Ltd.                                 667,025             1,375
   Essel Packaging Ltd.                                  135                --@
   ITW Signode India Ltd.                              1,132                 2
   KEC International Ltd.                             60,950                58
                                                                  ------------
                                                                         1,435
                                                                  ------------
LEISURE & TOURISM
   ITC Hotels Ltd.                                       950                 3
                                                                  ------------
MACHINERY & ENGINEERING
   Crompton Greaves Ltd.                               7,460                 8
   DGP Windsor India Ltd.                            203,900               121
   Veejay Lakshmi Engineering Ltd.                   149,100                99
                                                                  ------------
                                                                           228
                                                                  ------------

--------------------------------------------------------------------------------

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
METALS -- STEEL
   Tata Iron & Steel Co., Ltd.                           250      U.S.$      1
   Tata SSL Ltd. - New                                49,150                18
                                                                  ------------
                                                                            19
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
   Vikas WSP Ltd.                                    115,000               328
                                                                  ------------
MULTI-INDUSTRY
   Century Textiles & Industries Ltd.                  6,100                11
   J.K. Corp. Ltd.                                       100                --@
   J.K. Corp. Ltd. GDR                               249,240                95
   Kesoram Industries Ltd.                                30                --@
  *Morgan Stanley Growth Fund                     32,892,200             4,995
   Voltas Ltd.                                           920                 1
                                                                  ------------
                                                                         5,102
                                                                  ------------
RECREATION, OTHER CONSUMER GOODS
   Tube Investments of India Ltd.                         50                --@
                                                                  ------------
TEXTILES & APPAREL
   Coates of India Ltd.                                9,550                29
   G.T.N. Textiles Ltd.                               22,700                17
   Garware Plastics & Polyester Ltd.                      75                --@
   J.K. Synthetics Ltd.                                2,984                --@
   Mahavir Spinning Mills Ltd.                           150                --@
   Raymond Ltd.                                          140                --@
   Viniyoga Clothes Ltd.                               5,400                --@
                                                                  ------------
                                                                            46
                                                                  ------------
TRANSPORTATION -- ROAD & RAIL
   Container Corp. of India Ltd.                  1,059,600             11,265
                                                                  ------------
TRANSPORTATION -- SHIPPING
   Great Eastern Shipping Ltd.                         2,820                 3
                                                                  ------------
                                                                        87,829
                                                                  ------------
------------------------------------------------------------------------------
INDONESIA (3.1%)
BEVERAGES & TOBACCO
   Bat Indonesia                                     294,500             1,004
   Gudang Garam (Foreign)                          4,441,500             6,149
                                                                  ------------
                                                                         7,153
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Mayora Indah                                    1,643,000               138
   Unilever Indonesia                              2,413,500            12,556
                                                                  ------------
                                                                        12,694
                                                                  ------------
HEALTH & PERSONAL CARE
   SQUIBB Indonesia                                   49,000                41
                                                                  ------------
                                                                        19,888
                                                                  ------------
------------------------------------------------------------------------------
JAPAN (42.9%)
APPLIANCES & HOUSEHOLD DURABLES
   Aiwa Co., Ltd.                                     45,000             1,262
   Rinnai Corp.                                      160,700             2,531
                                                                  ------------
                                                                         3,793
                                                                  ------------
AUTOMOBILES
   Nissan Motor Co.                                1,000,000             3,825
   Suzuki Motor Co. Ltd.                             630,000             5,905
   Toyota Motor Corp.                                270,000             7,188
                                                                  ------------
                                                                        16,918
                                                                  ------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS
   Sangetsu Co. Ltd.                                 147,000      U.S.$  1,929
   Sanwa Shutter Corp. Ltd.                          552,000             2,894
                                                                  ------------
                                                                         4,823
                                                                  ------------
BUSINESS & PUBLIC SERVICES
   Dai Nippon Printing Co. Ltd.                      270,000             4,454
                                                                  ------------
CHEMICALS
   Daicel Chemical Industries Ltd.                 1,140,000             2,274
   Fuji Photo Film Ltd.                              232,000             8,629
   Kaneka Corp.                                      949,000             4,974
   Mitsubishi Chemical Industries                  2,060,000             3,785
   Nifco Inc.                                        330,000             2,376
   Okura Industrial Co. Ltd.                         419,000             1,100
   Sekisui Chemical Co.                              653,000             3,697
   Shin-Etsu Polymer Co. Ltd.                         15,000                55
                                                                  ------------
                                                                        26,890
                                                                  ------------
CONSTRUCTION & HOUSING
   Kyudenko Co. Ltd.                                 389,000             2,579
   Sekisui House Ltd.                                387,000             3,163
                                                                  ------------
                                                                         5,742
                                                                  ------------
DATA PROCESSING & REPRODUCTION
   Fujitsu Ltd.                                      910,000             9,486
   Nissha Printing                                   105,000               639
   Ricoh Co. Ltd.                                    866,000             8,702
                                                                  ------------
                                                                        18,827
                                                                  ------------
ELECTRICAL & ELECTRONICS
   Canon, Inc.                                       420,000             9,480
   Hitachi Ltd.                                    1,185,000             8,620
   Kyocera Corp.                                     100,000             5,249
   Matsushita Electric
     Industrial Co. Ltd.                             562,000             9,019
   NEC Corp.                                         925,000             9,295
   Nintendo Ltd.                                     130,000            11,211
   Sony Corp.                                        135,000            11,440
   Stanley Electric Co.                              289,000               936
   Tokyo Electron Ltd.                               163,000             5,488
   Toshiba Corp.                                   2,130,000             8,626
                                                                  ------------
                                                                        79,364
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Mitsumi Electric Co. Ltd.                         423,000             6,059
   Murata Manufacturing Co.                          180,000             4,967
   TDK Corp.                                         135,000            10,428
                                                                  ------------
                                                                        21,454
                                                                  ------------
FINANCIAL SERVICES
   Hitachi Credit Corp.                              218,000             3,711
                                                                  ------------
HEALTH & PERSONAL CARE
   Ono Pharmaceutical Co., Ltd.                       90,000             1,951
   Sankyo Co. Ltd.                                   341,000             9,462
   Yamanouchi Pharmaceutical Co., Ltd.               315,000             7,228
                                                                  ------------
                                                                        18,641
                                                                  ------------
INDUSTRIAL COMPONENTS
   Furukawa Electric Co.                           1,083,000             4,272
                                                                  ------------
-------------------------------------------------------------------------------

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
INSURANCE
   Sumitomo Marine & Fire Co.                        542,000      U.S.$  3,349
                                                                  ------------
MACHINERY & ENGINEERING
   Amada Co. Ltd.                                    932,000             4,158
   Daifuku Co. Ltd.                                  626,000             2,591
   Daikin Kogyo Co.                                  673,000             3,099
   Fuji Machine Co.                                  329,000             8,709
   Fujitec Co. Ltd.                                  510,000             3,339
   Kurita Water Industries Ltd.                      304,000             3,192
   Mitsubishi Heavy Industries Ltd.                1,300,000             4,943
   Tsubakimoto Chain Co.                             872,000             2,995
                                                                  ------------
                                                                        33,026
                                                                  ------------
MERCHANDISING
   FamilyMart                                         87,200             3,270
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
   Autobacs Seven Co.                                 50,000             1,788
   Nippon Pillar Packing Co.                         157,000               821
                                                                  ------------
                                                                         2,609
                                                                  ------------
MULTI-INDUSTRY
   Lintec                                            150,000             1,912
                                                                  ------------
REAL ESTATE
   Keihanshin Real Estate Co.                        205,000               876
   Mitsubishi Estate Co. Ltd.                        390,000             3,802
                                                                  ------------
                                                                         4,678
                                                                  ------------
RECREATION, OTHER CONSUMER GOODS
   Casio Computer Co., Ltd.                          270,000             2,329
   Yamaha Corp.                                      199,000             1,940
                                                                  ------------
                                                                         4,269
                                                                  ------------
TELECOMMUNICATIONS
   Nippon Telephone &
     Telegraph Corp.                                   1,032             8,590
                                                                  ------------
TEXTILES & APPAREL
   Shimamura Co. Ltd.                                 78,900             1,757
                                                                  ------------
WHOLESALE & INTERNATIONAL TRADE
   Inabata & Co.                                     406,000             1,522
                                                                  ------------
                                                                       273,871
                                                                  ------------
--------------------------------------------------------------------------------
MALAYSIA (5.1%)
BEVERAGES & TOBACCO
   Carlsberg Brewery Malaysia Bhd                  1,600,000             6,225
   Guinness Anchor Bhd                             3,223,000             5,298
   R.J. Reynolds Bhd                               1,714,000             3,146
   Rothmans of Pall Mall Bhd                         616,600             5,152
                                                                  ------------
                                                                        19,821
                                                                  ------------
ENERGY SOURCES
   Petronas Gas Bhd                                2,352,000             6,251
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
   Nestle Bhd                                      1,194,000             6,608
                                                                  ------------
                                                                        32,680
                                                                  ------------
--------------------------------------------------------------------------------
NEW ZEALAND (0.4%)
FOREST PRODUCTS & PAPER
   Fletcher Challenge Forests                         79,520                56
   Fletcher Challenge Paper                        1,988,000             2,802
                                                                  ------------
                                                                         2,858
                                                                  ------------
--------------------------------------------------------------------------------

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
PAKISTAN (4.0%)
BANKING
   Askari Bank
                                                   2,843,925      U.S.$  1,465
                                                                  ------------
CHEMICALS
   Engro Chemicals Ltd.                            1,092,600             2,524
   Fauji Fertilizer Co. Ltd.                       1,124,000             2,090
   ICI Pakistan Ltd.                               6,000,000             2,323
                                                                  ------------
                                                                         6,937
                                                                  ------------
ENERGY SOURCES
   Shell Pakistan Ltd.                               459,400             3,017
                                                                  ------------
HEALTH & PERSONAL CARE
   Lever Brothers                                    426,680            14,029
                                                                  ------------
                                                                        25,448
                                                                  ------------
--------------------------------------------------------------------------------
PHILIPPINES (1.3%)
BEVERAGES & TOBACCO
   LA Tondena Distillers Inc.                      2,652,600             2,129
   San Miguel Corp. 'B'                              990,200             1,720
                                                                  ------------
                                                                         3,849
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Ionics Circuit Inc.                             1,221,300               635
   Music Corp.                                     4,278,400             1,660
                                                                  ------------
                                                                         2,295
                                                                  ------------
REAL ESTATE
   Ayala Land, Inc. 'B'                                    1                --@
   SM Prime Holdings, Inc. 'B'                     9,637,680             1,877
                                                                  ------------
                                                                         1,877
                                                                  ------------
                                                                         8,021
                                                                  ------------
--------------------------------------------------------------------------------
SINGAPORE (5.4%)
BANKING
   United Overseas Bank (Foreign)                  1,108,200             6,142
                                                                  ------------
BEVERAGES & TOBACCO
   Rothmans Industries Ltd.                          838,000             3,737
                                                                  ------------
BROADCASTING & PUBLISHING
   Singapore Press Holdings Ltd.                     287,100             3,289
                                                                  ------------
BUSINESS & PUBLIC SERVICES
   Informatics Holdings Ltd.                         644,000               279
                                                                  ------------
CONSTRUCTION & HOUSING
   Jurong Shipyard Ltd.                              184,000               957
                                                                  ------------
ELECTRICAL & ELECTRONICS
   Venture Manufacturing Ltd.                        643,000             2,389
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Creative Technology Ltd.                          338,000             7,605
   Natsteel Electronics Ltd.                       3,201,000             6,225
                                                                  ------------
                                                                        13,830
                                                                  ------------
TELECOMMUNICATIONS
   Singapore Telecommunications, Ltd.              2,053,000             3,611
                                                                  ------------
                                                                        34,234
                                                                  ------------
--------------------------------------------------------------------------------
SRI LANKA (0.3%)
CHEMICALS
   Lanka Lubricants Ltd.                           1,800,000             1,659
                                                                  ------------
--------------------------------------------------------------------------------

                                                                        VALUE
                                                     SHARES             (000)
--------------------------------------------------------------------------------
THAILAND (3.5%)
BROADCASTING & PUBLISHING
   BEC World Public Co., Ltd. (Foreign)            1,629,400      U.S.$  8,944
   Grammy Entertainment Public Co. Ltd.              259,200             1,331
                                                                  ------------
                                                                        10,275
                                                                  ------------
ELECTRICAL & ELECTRONICS
   GSS Array Technology Public Co., Ltd. (Foreign)   466,200             2,132
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Delta Electronics Public Co., Ltd. (Foreign)       55,000               730
                                                                  ------------
TELECOMMUNICATIONS
   Advanced Information Services Co. Ltd.
   (Foreign)                                       1,201,900             9,346
                                                                  ------------
                                                                        22,483
                                                                  ------------
--------------------------------------------------------------------------------
UNITED KINGDOM (1.2%)
BANKING
   HSBC Holdings plc                                 252,600             7,726
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$654,733)                                                   595,813
                                                                  ------------
--------------------------------------------------------------------------------

                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
--------------------------------------------------------------------------------
INDIA (0.0%)
METALS -- STEEL
   Tata SSL Ltd. - New 14.00%,
      12/6/02 (Cost U.S.$2)                        INR     2                 2
                                                                  ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.4%)
--------------------------------------------------------------------------------
UNITED STATES (5.4%)
REPURCHASE AGREEMENT
   Chase Securities, Inc., 5.60%,
      dated 3/31/98, due 4/1/98,
      to be repurchased at
      U.S.$34,528, collateralized by
      U.S.$35,435 United States
      Treasury Notes, 5.50%, due
      3/31/03, valued at
      U.S.$35,263
      (Cost U.S.$34,523)                         U.S.$34,523            34,523
                                                                  ------------
--------------------------------------------------------------------------------

                                                     AMOUNT             VALUE
                                                      (000)             (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.3%)
   Australian Dollar                             AUD      58      U.S.$     38
   Hong Kong Dollar                              HKD     845               109
   Indian Rupee                                  INR 300,343             7,603
   Indonesian Rupiah                             IDR     240                --@
   Japanese Yen                                  JPY   8,520                64
   Malaysian Ringgit                             MYR     757               207
   Pakistani Rupee                               PKR  11,903               270
   Philippine Peso                               PHP     346                 9
   Singapore Dollar                              SGD      70                43
                                                                  ------------
   (Cost U.S.$8,375)                                                     8,343
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (Cost U.S.$697,633)                                                 638,681
                                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES   (-0.1)%
   Other Assets                                  U.S.$40,459
   Liabilities                                       (41,329)             (870)
                                                 -----------      ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)

   Applicable to 71,594,508 issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)                              U.S.$637,811
                                                                  ------------
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$   8.91
--------------------------------------------------------------------------------

          @--  Value is less than U.S.$500.
          *--  The Fund is advised by an affiliate.
     GDR   --  Global Depositary Receipt
     NOTE:     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.


                                          10